SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”), with an effective date of August 20, 2019 (the “Effective Date”), is entered into by and among OPM Green Energy, LLC, a Texas limited liability company (the “Company”), and Greenway Technologies, Inc., a Texas corporation (“Investor”). The Company and Investor are each referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Company Agreement (defined below).

RECITALS

WHEREAS, concurrent with the execution hereof, Investor and the Company have entered into that certain Intellectual Property License, dated as of the date hereof, by and between Investor and the Company (the “License Agreement”);

WHEREAS, as consideration for the License Agreement, the Company desires to issue 300 Units (the “Units”) to Investor on the terms set forth in this Agreement;

WHEREAS, in connection with the transactions contemplated by this Agreement, Investor shall become a party to the Company’s Limited Liability Company Agreement, dated as of the date hereof (as further amended from time to time, the “Company Agreement”).

NOW, THEREFORE, in consideration of the premises, mutual covenants, and agreements contained herein and in the License Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investor, intending to be legally bound, agree as follows:

1. Contribution and Issuance. Subject to compliance with any applicable terms of the Company Agreement, the Company shall issue to Investor, and Investor hereby accepts, the Units. The Parties agree that the value of the benefit of the License Agreement to the Company, as lessee, shall be deemed to be a Capital Contribution (as defined in the Company Agreement) of Investor to the Company.

2. Company Agreement. Upon execution of this Agreement, Investor shall be admitted to the Company as a Member (as defined in the Company Agreement) and shall be bound by and receive the benefit of the terms of the Company Agreement, the terms of which are hereby incorporated by reference herein as if set out herein in full.

3. Representations and Warranties of the Parties. The Company hereby represents and warrants to Investor, and Investor hereby represents and warrants to the Company, that the statements in this Section 3 are true and correct as of the date hereof:

(a) it is duly organized, validly existing and in good standing as an entity under the laws of the jurisdiction where it is organized and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

(b) all necessary actions have been taken by such Party and its members, managers, partners, shareholders or trustees, as applicable, to authorize the execution and delivery of this Agreement and the Company Agreement and to consummate the transactions hereunder and to perform its obligations hereunder and thereunder;

(c) this Agreement has been duly executed and delivered by such Party and constitutes a valid and binding agreement of such Party, enforceable in accordance with its terms, and the Company Agreement, when executed and delivered by the parties thereto, will constitute a valid and binding agreement of such Party, enforceable in accordance with its terms; and

(d) in the case of Investor, Investor understands that the Units have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state securities laws. Investor also understands that the Units are being offered and sold pursuant to an exemption from registration contained in the Securities Act and applicable state securities laws based in part upon Investor’s representations contained in this Agreement. Investor hereby further represents and warrants as follows:

1. Investor must bear the economic risk of this investment indefinitely unless the Units are registered pursuant to the Securities Act, or an exemption from registration is available under the Securities Act and applicable state securities laws. Investor understands that the Company has no present intention of registering the Units. Investor also understands that there is no assurance that any exemption from registration under the Securities Act and under applicable state securities laws will be available and that, even if available, such exemption may not allow Investor to transfer all or any portion of the Units under the circumstances, in the amounts or at the times Investor might propose.

2. Investor is acquiring the Units for Investor’s own account for investment only, and not with a view towards their distribution.

3. Investor represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

4. Investor has read the Company Agreement and understands the terms and conditions thereof, including the restrictions regarding any disposition of the Units.

5. Investor has had the opportunity to ask for and obtain all information that it deems relevant to its investment in the Company, including without limitation information regarding the terms and conditions of its investment in the Company and the Company’s business, financial affairs, and facilities.

(e) Investor is not subject to any Disqualification Event (as defined below), except for Disqualification Events both (A) covered by Rule 506(d)(2)(ii) or 506(d)(2)(iii) under the Securities Act and (B) disclosed in writing in reasonable detail to the Company. Investor has exercised reasonable care to determine the accuracy of the representation made by him or her in this section and agrees to confirm to the Company promptly following the Company’s reasonable request therefor, that the representations and warranties given by Investor hereunder continue to be accurate. “Disqualification Event” means any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Securities Act.

4. Miscellaneous.

(a) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties, their distributees, heirs, legal representatives, executors, administrators, successors and assigns.

(b) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and shall be binding upon the Party who executed the same, but all of such counterparts shall constitute the same Agreement. This Agreement may be validly executed and delivered by facsimile, PDF or other electronic transmission.

(c) Entire Agreement. This Agreement, the License Agreement and the Company Agreement constitute the entire agreement between the Parties relating to the subject matter hereof and supersede all previous contracts and agreements between the Parties hereto, both oral and written. In the event of any conflict between the Company Agreement and this Agreement, the terms of the Company Agreement will govern.

(d) Further Assurances. Each Party shall execute and deliver all such further and additional instruments and agreements and shall take such further and additional actions, as may be reasonably necessary or desirable to evidence or carry out the provisions of this Agreement or to consummate the transactions contemplated hereby.

(e) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Texas, without giving effect to the conflicts of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

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IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

COMPANY:

OPM GREEN ENERGY, LLC,
a Texas limited liability company

By:	/s/ Kevin Jones
Name:	Kevin Jones
Title:	Manager

InvestoR:

GREENWAY TECHNOLOGIES, INC.,
a Texas corporation

By:	/s/ Kent Harer
Name:	Kent Harer
Title:	President (Acting)

[Subscription Agreement]